Putnam VT Sustainable Future Fund
The fund's portfolio
9/30/20 (Unaudited)

COMMON STOCKS (93.8%)(a)
	Shares	Value
Banks (1.8%)
First Republic Bank	6,597	$719,469

		719,469
Biotechnology (3.4%)
Regeneron Pharmaceuticals, Inc.(NON)	720	403,042
Seattle Genetics, Inc.(NON)	2,560	500,966
Vertex Pharmaceuticals, Inc.(NON)	1,520	413,622

		1,317,630
Building products (1.9%)
AZEK Co., Inc. (The)(NON)	8,518	296,512
Carrier Global Corp.	5,200	158,808
Trex Co., Inc.(NON)(S)	3,920	280,672

		735,992
Capital markets (1.8%)
MSCI, Inc.	1,960	699,289

		699,289
Chemicals (3.9%)
Ecolab, Inc.	2,250	449,640
Koninklijke DSM NV (Netherlands)(S)	4,228	696,757
Novozymes A/S Class B (Denmark)	6,170	388,087

		1,534,484
Commercial services and supplies (2.0%)
Herman Miller, Inc.	18,520	558,563
Interface, Inc.	39,265	240,302

		798,865
Containers and packaging (1.8%)
Ball Corp.	8,770	728,962

		728,962
Diversified consumer services (1.6%)
Chegg, Inc.(NON)	6,090	435,070
WW International, Inc.(NON)	10,820	204,173

		639,243
Diversified financial services (1.6%)
Eurazeo SA (France)(NON)	7,111	384,855
Spartan Energy Acquisition Corp. (Rights)(NON)(F)	17,988	233,448

		618,303
Diversified telecommunication services (0.8%)
Liberty Global PLC Class C (United Kingdom)(NON)	15,340	315,007

		315,007
Electric utilities (1.5%)
NextEra Energy, Inc.	2,140	593,978

		593,978
Electrical equipment (1.6%)
Sunrun, Inc.(NON)(S)	8,360	644,305

		644,305
Electronic equipment, instruments, and components (2.1%)
Itron, Inc.(NON)	5,200	315,848
Trimble Inc.(NON)	10,460	509,402

		825,250
Food and staples retail (1.1%)
Laird Superfood, Inc.(NON)	9,109	417,830

		417,830
Food products (4.1%)
Beyond Meat, Inc.(NON)(S)	2,100	348,726
McCormick & Co., Inc. (non-voting shares)	3,730	723,993
Nomad Foods, Ltd. (United Kingdom)(NON)	20,710	527,691

		1,600,410
Health-care equipment and supplies (12.6%)
Cooper Cos., Inc. (The)	1,150	387,688
Danaher Corp.	6,519	1,403,736
Edwards Lifesciences Corp.(NON)	4,850	387,127
Hologic, Inc.(NON)	9,910	658,718
IDEXX Laboratories, Inc.(NON)	1,620	636,838
Insulet Corp.(NON)	1,690	399,837
Mesa Laboratories, Inc.(S)	1,919	488,884
Nevro Corp.(NON)	1,980	275,814
ResMed, Inc.	1,930	330,860

		4,969,502
Health-care providers and services (1.2%)
HealthEquity, Inc.(NON)	9,110	467,981

		467,981
Health-care technology (1.5%)
Livongo Health, Inc.(NON)	734	102,797
Teladoc Health, Inc.(NON)	2,270	497,675

		600,472
Hotels, restaurants, and leisure (3.5%)
Chipotle Mexican Grill, Inc.(NON)	690	858,160
Vail Resorts, Inc.	2,440	522,087

		1,380,247
Household durables (0.6%)
Purple Innovation, Inc.(NON)	9,050	224,983

		224,983
Interactive media and services (1.0%)
Pinterest, Inc. Class A(NON)	9,109	378,115

		378,115
Internet and direct marketing retail (1.9%)
Etsy, Inc.(NON)	2,230	271,235
Stitch Fix, Inc. Class A(NON)(S)	17,180	466,093

		737,328
IT Services (3.5%)
GoDaddy, Inc. Class A(NON)	8,910	676,893
Mastercard, Inc. Class A	1,800	608,706
Snowflake, Inc. Class A(NON)(S)	415	104,165

		1,389,764
Life sciences tools and services (4.8%)
Bio-Rad Laboratories, Inc. Class A(NON)	1,300	670,098
Thermo Fisher Scientific, Inc.	2,730	1,205,350

		1,875,448
Machinery (1.1%)
Xylem, Inc.	5,330	448,360

		448,360
Mortgage real estate investment trusts (REITs) (1.3%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)(S)	12,060	509,776

		509,776
Multiline retail (1.4%)
Dollar General Corp.	2,690	563,878

		563,878
Pharmaceuticals (0.5%)
Zoetis, Inc.	1,100	181,907

		181,907
Professional services (0.2%)
Clarivate PLC (United Kingdom)(NON)	2,110	65,389

		65,389
Road and rail (0.2%)
Lyft, Inc. Class A(NON)	3,560	98,078

		98,078
Semiconductors and semiconductor equipment (5.7%)
Applied Materials, Inc.	10,430	620,064
ASML Holding NV (Netherlands)	1,510	557,598
Cree, Inc.(NON)(S)	4,660	297,028
First Solar Inc.(NON)	4,760	315,112
NXP Semiconductors NV	3,740	466,789

		2,256,591
Software (19.2%)
Adobe, Inc.(NON)	2,901	1,422,737
Crowdstrike Holdings, Inc. Class A(NON)	5,280	725,050
DocuSign, Inc.(NON)	3,800	817,912
Dynatrace, Inc.(NON)	15,911	652,669
Elastic NV(NON)	2,330	251,384
Everbridge, Inc.(NON)(S)	5,022	631,416
Lightspeed POS, Inc. (Canada)(NON)	10,920	349,853
RingCentral, Inc. Class A(NON)	2,955	811,473
Salesforce.com, Inc.(NON)	2,894	727,320
Talend SA ADR(NON)	14,210	554,758
Verra Mobility Corp.(NON)	28,940	279,560
Vertex, Inc. Class A(NON)	13,135	302,105

		7,526,237
Textiles, apparel, and luxury goods (0.9%)
lululemon athletica, Inc. (Canada)(NON)	1,085	357,366

		357,366
Trading companies and distributors (1.7%)
United Rentals, Inc.(NON)	3,720	649,140

		649,140

Total common stocks (cost $24,583,935)		$36,869,579

CONVERTIBLE PREFERRED STOCKS (1.3%)(a)
	Shares	Value
Fortive Corp. Ser. A, 5.00% cv. pfd.	525	$496,053

Total convertible preferred stocks (cost $397,672)		$496,053

SHORT-TERM INVESTMENTS (13.3%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.22%(AFF)	3,236,111	$3,236,111
Putnam Short Term Investment Fund Class P 0.21%(AFF)	1,989,830	1,989,830

Total short-term investments (cost $5,225,941)		$5,225,941
TOTAL INVESTMENTS

Total investments (cost $30,207,548)		$42,591,573

	FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $861,694) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	12/16/20	$357,260	$361,579	$4,319
	Barclays Bank PLC
		British Pound	Sell	12/16/20	206,166	212,894	6,728
	HSBC Bank USA, National Association
		British Pound	Sell	12/16/20	84,170	86,877	2,707
	JPMorgan Chase Bank N.A.
		Euro	Sell	12/16/20	78,569	79,522	953
	State Street Bank and Trust Co.
		Euro	Buy	12/16/20	70,935	71,857	(922)
	UBS AG
		Euro	Sell	12/16/20	48,386	48,965	579

	Unrealized appreciation						15,286

	Unrealized (depreciation)						(922)

	Total						$14,364
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2020 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $39,296,529.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$4,134,850	$23,074,687	$23,973,426	$22,742	$3,236,111
	Putnam Short Term Investment Fund**	1,253,765	8,303,358	7,567,293	6,697	1,989,830

	Total Short-term investments	$5,388,615	$31,378,045	$31,540,719	$29,439	$5,225,941
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $3,236,111, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $3,209,504. Certain of these securities were sold prior to the close of the reporting period.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $180,789 to cover certain derivative contracts and the settlement of certain securities.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $922 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$693,122	$—	$—
Consumer discretionary	3,903,045	—	—
Consumer staples	2,018,240	—	—
Financials	1,928,534	384,855	233,448
Health care	9,412,940	—	—
Industrials	3,440,129	—	—
Information technology	11,997,842	—	—
Materials	1,178,602	1,084,844	—
Utilities	593,978	—	—

Total common stocks	35,166,432	1,469,699	233,448
Convertible preferred stocks	—	496,053	—
Short-term investments	1,989,830	3,236,111	—

Totals by level	$37,156,262	$5,201,863	$233,448
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$14,364	$—

Totals by level	$—	$14,364	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$820,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com